SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                       Date of Report:  September 22, 1995


                        FEDERATED DEPARTMENT STORES, INC.

                     1440 Broadway, New York, New York 10018
                                 (212) 840-1440

                                      -and-

                  7 West Seventh Street, Cincinnati,Ohio 45202
                                 (513) 579-7000




              Delaware                  1-13536             13-3324058
       -------------------------------------------------------------------------
       (State of Incorporation)   (Commission File No.)    (IRS Id. No.)











                             Exhibit Index on Page 5

Item 5.  Other Events
         ------------

     This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of providing the information set forth in a press release issued by Federated on September 22, 1995, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         -------------------------

The following exhibit is filed herewith:

99.1  Press Release dated September 22, 1995

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FEDERATED DEPARTMENT STORES, INC.




Date:  September 22, 1995     By: /s/ Dennis J. Broderick
                                 ---------------------------
                                 Dennis J. Broderick
                                 Senior Vice President,
                                 General Counsel and
                                 Secretary

                                  EXHIBIT INDEX
                                  -------------



  Exhibit
  Number                    Description                    Page
  ------                    -----------                    ----


 99.1      Press Release dated September 22, 1995